Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1 AND CONSENT TO THE CREDIT AGREEMENT
AND AMENDMENT NO. 1 TO THE GUARANTEE AND
COLLATERAL AGREEMENT
Dated as of July 31, 2006
          AMENDMENT NO. 1 AND CONSENT TO THE CREDIT AGREEMENT and AMENDMENT NO. 1 TO THE GUARANTEE AND COLLATERAL AGREEMENT (collectively, the “Amendment”) among FR X Chart Holdings LLC, a Delaware limited liability company (“Holdings”), Chart Industries, Inc., a Delaware corporation (the “Borrower”), as successor in interest to CI Acquisition, Inc., and each of the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto.
          PRELIMINARY STATEMENTS:
          1. Holdings and the Borrower have entered into that certain Credit Agreement, dated as of October 17, 2005 (the “Credit Agreement”) with the Lenders party thereto and Citicorp North America, Inc. (“CNAI”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.
          2. Pursuant to the Credit Agreement, the Loan Parties have entered into a Guarantee and Collateral Agreement, dated October 17, 2005, with CNAI, as Collateral Agent.
          3. The Borrower intends to consummate an initial public offering (the “Initial Public Offering”) of its Equity Interests and, in connection therewith, Holdings, the Borrower and the Lenders have agreed, on the terms and conditions stated below, to amend and modify the Loan Documents as set forth herein.
          4. The Borrower intends to increase the Revolving Credit Commitments under the Credit Agreement by U.S.$55.0 million in accordance with Section 2.20 of the Credit Agreement as in effect immediately prior to the Amendment No. 1 Effective Date (as defined herein).
          SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date on which the applicable conditions precedent set forth in Section 4 have been satisfied, hereby amended as follows:
          (a) Section 1.01 is amended as follows:
         (i) The definition of “Borrowing Minimum” is amended by deleting each reference to the figure “U.S.$2.0 million” and inserting the figure “U.S.$1.0 million” in replacement of each reference thereof.
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

         (ii) The definition of “Commitments” is amended in full to read as follows:
     “ ‘Commitments’ shall mean (a) with respect to any Lender, such Lender’s Revolving Facility Commitment and Term B Loan Commitment, (b) with respect to any Swingline Lender, its Swingline Commitment and (c) with respect to any Issuing Bank, its Letter of Credit Commitment, as applicable.”
         (iii) The definition of “Consolidated Net Income” is amended by adding “, any restricted stock plan” immediately after “stock options” in clause (xi) contained therein.
         (iv) The definition of “Net Proceeds” is amended by (i) deleting “or” in the eighth line contained in clause (a) therein and inserting “,” in replacement thereof and (ii) inserting “or (n)” immediately after “(l)” in the ninth line contained in clause (a) therein.
         (v) The definition of “Permitted Business Acquisition Step-Up Period” is amended in full to read as follows:
     “Permitted Business Acquisition Step-Up Period” shall mean (a) any period commencing on the first day on which the Leverage Ratio on a Pro Forma Basis is less than 4.25:1.00 (but greater than or equal to 4.00:1.00) and ending on the first day thereafter on which the Leverage Ratio on a Pro Forma Basis is either (i) greater than or equal to 4.25:1.00 or (ii) less than 4.00:1.00 or (b) any period commencing on the first day on which the Leverage Ratio on a Pro Forma Basis is less than 4.00:1.00 and ending on the first day thereafter on which the Leverage Ratio on a Pro Forma Basis is greater than or equal to 4.00:1.00.”.
         (vi) The definition of “Revolving Facility Commitment” is amended by deleting the last two sentences thereof and replacing them with the following:
     “The Dollar amount of each Revolving Facility Lender’s Revolving Facility Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Revolving Facility Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Revolving Facility Commitments on the Amendment No. 1 Effective Date is U.S.$115.0 million.”.
         (vii) The following new definitions are inserted in the appropriate alphabetical order:
     “Amendment No. 1” shall mean Amendment No. 1 and Consent to this Agreement, dated as of July 31, 2006, among the Borrower and the Lenders party thereto.
     “Amendment No. 1 Effective Date” shall have the meaning specified in Section 4(a) of Amendment No. 1.
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

     “Initial Public Offering” shall mean the first underwritten public offering by the Borrower of its Equity Interests pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act.
     “Letter of Credit Commitment” shall mean, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.05, expressed as a Dollar amount, as such commitment may be (a) ratably reduced from time to time upon any reduction in the Revolving Facility Commitments pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Issuing Bank under Section 9.04. The Dollar amount of each Issuing Banks’ Letter of Credit Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Issuing Bank shall have assumed its Letter of Credit Commitment, as applicable.
     “Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.
          (b) Section 1.02 is amended by (i) deleting “.” at the end thereof and adding a new proviso at the end thereof to read as follows:
     “; provided further that, notwithstanding the foregoing, upon and following the acquisition of any business or new Subsidiary in accordance with this Agreement, in each case that would not constitute a “significant subsidiary” for purposes of Regulation S-X, financial items and information with respect to such newly-acquired business or Subsidiary that are required to be included in determining any financial calculations and other financial ratios contained herein for any period prior to such acquisition shall not be required to be in accordance with GAAP so long as the Borrower is able to reasonably estimate pro forma adjustments in respect of such acquisition for such prior periods, and in each case such estimates are made in good faith and are factually supportable.”
          (c) Article I is amended by adding new Section 1.04 at the end thereof to read as follows:
     “SECTION 1.04. Conforming Amendments and Modifications. Technical and conforming amendments and modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent as deemed necessary to integrate and effectuate the release of Holdings from its obligations under the Loan Documents.”.
          (d) Section 2.05(b) is amended by deleting the last sentence thereof in its entirety and replacing it with the following in place thereof:
     “A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

such issuance, amendment, renewal or extension, (i) the Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments and (ii) the aggregate available amount of all Letters of Credit issued by any Issuing Bank shall not exceed such Issuing Bank’s Letter of Credit Commitment.”.
          (e) Section 2.05(c)(ii) is amended by replacing the figure “$35 million” contained in the last line therein with the figure “$55.0 million”.
          (f) Section 2.20(a) is amended (i) by deleting the introductory phrase “At any time following the completion of the syndication of the Facilities (as reasonably determined by the Administrative Agent)” and replacing it with “At any time following the Amendment No. 1 Effective Date”; (ii) deleting the figure “U.S.$50.0 million” and replacing it with the figure “U.S.$100.0 million”; and (iii) adding a new sentence after “U.S.$10.0 million.” in the eighth line therein to read as follows:
     “Any increase in the Revolving Facility Commitments effectuated pursuant to this subsection (a) shall be accompanied by an equivalent increase in the Letter of Credit Commitment provided that each Issuing Bank consents to such increase.”.
          (g) Section 6.01 is amended by adding new subsection (t), as set forth below, and renumbering existing subsections (t) and (u) as new subsections (u) and (v), respectively:
     “(t) Indebtedness of the Borrower and its Subsidiaries in respect of factoring of receivables from a foreign customer held by the Borrower and its Subsidiaries in an aggregate principal amount not to exceed U.S.$15.0 million at any time.”.
          (h) Section 6.02 is amended by adding new subsection (aa) to read as follows:
     “(aa) Liens to secure the Indebtedness of the Borrower and its Subsidiaries that is permitted to be incurred under Section 6.01(t) solely on the receivables held by the Borrower and its Subsidiaries and that are subject to the related factoring programs.”.
          (i) Section 6.04 is amended by adding a new subsection (r) to the end of Section 6.04 to read as follows:
     “(r) Investments consisting of the acquisition of Cooler Service Company, Inc. in an aggregate principal amount not to exceed U.S.$17 million.”.
          (j) Section 6.04(j) is amended by replacing the figure “U.S.$100.0 million” with the figure “U.S.$200.0 million”.
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

          (k) Section 6.05 is amended by amending the introductory paragraph thereof in full to read as follows:
     “Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or issue, sell, transfer or otherwise dispose of any Equity Interests of any Subsidiary or preferred equity interests of the Borrower (except to the extent that no cash interest or other cash payments are required in respect thereof), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that this Section shall not prohibit:”.
          (l) Section 6.05 is further amended by adding new section 6.05(n) to read as follows:
     “(n) factoring of receivables held by the Borrower and its Subsidiaries as permitted under Section 6.01(t).”.
          (m) Section 6.05 is further amended by deleting the last paragraph thereof and replacing the following paragraph in place thereof:
     “Notwithstanding anything to the contrary contained in Section 6.05 above, (i) no sale, transfer or other disposition of assets shall be permitted by this Section 6.05 (other than sales, transfers, leases or other dispositions to Loan Parties pursuant to paragraph (c) hereof and purchases, sales or transfers pursuant to paragraph (f) hereof) unless such disposition is for fair market value, (ii) no sale, transfer or other disposition of assets shall be permitted by paragraph (a), (d), (f) or (k) of this Section 6.05 unless such disposition is for at least 75% cash consideration and (v) no sale, transfer or other disposition of assets in excess of U.S.$5.0 million shall be permitted by paragraph (h) of this Section 6.05 unless such disposition is for at least 75% cash consideration; provided that for purposes of clauses (i) and (ii), the amount of any secured Indebtedness or other Indebtedness of a Subsidiary that is not a Loan Party (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) of the Borrower or any Subsidiary of the Borrower that is assumed by the transferee of any such assets shall be deemed cash.”.
          (n) Section 6.06(c) is amended by adding “, directors’” immediately after “shareholders’” in the sixth line therein.
          (o) Section 6.06(f) is amended by (i) deleting “;” at the end thereof and (ii) adding the following at the end thereof:
     “, such amount to be increased following the Initial Public Offering to U.S.$15.0 million.”.
          (p) Section 6.06 is amended by adding the following new paragraphs (i), (j) and (k) at the end thereof:
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

     “(i) from and after the Initial Public Offering, the Borrower may make dividends and distributions, in each case in accordance with the provision thereof, deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;
     (j) from and after the Initial Public Offering, and so long as no Default or Event of Default has occurred and is continuing, the Borrower may declare, make or pay distributions, dividends and repurchases in respect of its Equity Interests not otherwise permitted under this Section 6.06 in an aggregate amount for any fiscal year of the Borrower not to exceed U.S.$20.0 million; and
     (k) the Borrower may declare and pay dividends in an amount equal to the sum of the net cash proceeds of the Initial Public Offering plus cash payments received by the Borrower on and after May 1, 2006 upon the exercise by Holdings of its warrant rights less the aggregate amount of such net cash proceeds applied to (i) redeem the Senior Subordinated Notes pursuant to, and as permitted by, Section 6.09(b) or (ii) prepay any Term B Borrowings pursuant to Section 2.11(a).”.
          (q) Section 6.07(b)(i) is amended by adding “, including restricted stock plans, stock grants, directed share program and other stock plans customarily maintained or funded by public companies,” immediately after “stock ownership plans” contained in the third line therein.
          (r) Section 6.09(b)(i) is amended by amending subsection (C) thereof in its entirety to read as follows:
     “(C) with respect to the Senior Subordinated Notes, (x) payments made solely with the net cash proceeds of the Initial Public Offering for the purpose of redeeming Senior Subordinated Notes in accordance with the Senior Subordinated Notes Indenture, in an aggregate amount not to exceed U.S.$60.0 million and (y) so long as no Default or Event of Default has occurred and is continuing or would result therefrom on and after the Amendment No. 1 Effective Date, additional purchases and redemptions of Senior Subordinated Notes in an amount not to exceed U.S.$60.0 million less the aggregate amount of any purchases and redemptions made pursuant to clause (x) above; provided that, after giving effect to any such additional redemptions pursuant to this clause (y), the Leverage Ratio shall be less than 3.00:1.00 calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter in respect of which financial statements have been delivered pursuant to Section 5.04; or”.
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

          (s) Section 6.10(a) is amended by deleting the chart set forth therein and replacing it in its entirety with the following:

Year	Amount
2006	$32,500,000
2007	$25,000,000
2008	$25,000,000
2009	$25,000,000
2010	$25,000,000
          (t) Article VII is amended by a adding a new section at the end thereof to read as follows:
     “SECTION 7.04. Holdings Covenant Release. Upon the occurrence of the Amendment No. 1 Effective Date:
     (a) all of the obligations of Holdings under each of the Loan Documents shall automatically terminate and, thereafter, any failure on the part of Holdings to comply with those obligations will not constitute a Default or Event of Default;
     (b) except as specifically amended elsewhere in Amendment No. 1 or as set forth in clause (c) or (d) of this Section 7.04, each reference in Article I to “Holdings” shall be deemed to be a reference to “the Borrower” or “Subsidiary Loan Party”, as applicable;
     (c) each reference to “Holdings” in the definition of “Capital Expenditures”, “Holdings” and “Holdings LLC Agreement” shall remain unchanged;
     (d) each reference to “Holdings” in the definition of “Collateral Agreement”, “Collateral and Guarantee Requirement”, “Management Group” and “Multiemployer Plan” shall be deleted (with any conforming changes being deemed made as appropriate);
     (e) (i) the obligation of Holdings to make representations and warranties under Article III and the Collateral Agreement shall automatically terminate, (ii) each reference to “Holdings” in Article III (other than such reference in Section 3.05(b)) shall be deleted (with any conforming changes being deemed made as appropriate); and
     (f) each reference to “Holdings” in Article V shall be deleted (with any conforming changes being deemed made as appropriate).”
          (u) Schedule 2.01 to the Credit Agreement is hereby replaced with Annex 1 hereto.
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

          SECTION 2. Amendments to the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement is, effective as of the date on which the conditions precedent set forth in Section 4 have been satisfied, hereby amended as follows:
          (a) The definition of “Guarantors” is amended in full to read as follows:
     “ “Guarantors” shall mean (a) prior to the Amendment No. 1 Effective Date, Holdings, the Borrower and each Subsidiary Loan Party and (b) upon and after the Amendment No. 1 Effective Date, the Borrower and each Subsidiary Loan Party.”
          (b) The Guarantee and Collateral Agreement is further amended by (i) deleting the second reference to Holdings in Section 3.01 and (ii) by replacing each reference to “Holdings” in Sections 3.03(b), 7.14(b) and the first reference to “Holdings” in Section 3.01 with a reference to “the Borrower” (in each case, with any conforming changes being deemed made as appropriate).
          SECTION 3. Consent. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4(a), each Lender party hereto hereby consents to the automatic release of Holdings from its obligations under the Guarantee and Collateral Agreement. Upon the occurrence of the Amendment No. 1 Effective Date, all security interests and other liens granted by Holdings in favor of the Secured Parties in the Collateral of Holdings (including, without limitation, the pledge of the shares of the Borrower) shall be released, and the Collateral Agent shall execute and deliver to Holdings, at Holdings’ expense, all documents that Holdings shall reasonably request to evidence such release and shall assist Holdings in making any filing in connection therewith.
          SECTION 4. Conditions of Effectiveness. (a) This Amendment shall become effective as of the date when, and only when (the “Amendment No. 1 Effective Date”), each of the following conditions precedent has been satisfied or waived:
          (a) The Administrative Agent shall have received counterparts of this Amendment executed by Holdings and the Borrower, each of the Required Lenders and each Lender committing to a new or additional Revolving Facility Commitment or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and the Administrative Agent shall have additionally received certified copies of all documents evidencing any necessary corporate action and governmental approvals, if any, with respect to this Amendment, the consent attached hereto (the “Consent”) and the matters contemplated hereby and thereby.
          (b) Consummation of Initial Public Offering. The Initial Public Offering shall have been consummated.
          (c) Certificate. The Administrative Agent shall have received a certificate of an officer of the Borrower certifying that (x) the representations and warranties set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date
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Amendment No. 1 to the Credit Agreement

(in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (y) on the Amendment No. 1 Effective Date, no Event of Default or Default shall have occurred and be continuing.
          (d) Fees and Expenses. All reasonable and documented accrued fees and expenses of the Administrative Agent (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent, for which invoices shall have been provided to the Borrower at least two Business Days prior to the Amendment No. 1 Effective Date) shall have been paid.
          SECTION 5. Representations and Warranties of Holdings and the Borrowers. Each of Holdings and the Borrowers represents and warrants as follows:
          (a) The execution, delivery and performance by Holdings and the Borrower of this Amendment and the performance by Holdings and the Borrower of the Credit Agreement, as amended hereby, have been duly authorized by all necessary limited liability company or corporate action.
          (b) This Amendment has been duly executed and delivered by Holdings and the Borrower. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law and implied covenants of good faith and fair dealing).
          SECTION 6. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (a) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described thereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.
          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

Exhibit 10.1
EXECUTION COPY
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FR X CHART HOLDINGS LLC, as Holdings
By:	/s/Timothy Day
	Name:	Timothy Day
	Title:	Director

CHART INDUSTRIES, INC., as the Borrower
By:	/s/Michael F. Biehl
	Name:	Michael F. Biehl
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Book Manager
By:	/s/Stephen P. Cunningham
	Name:	Stephen P. Cunningham
	Title:	Managing Director

CITICORP NORTH AMERICA, INC., as Administrative Agent, as Lender and L/C Issuing Bank
By:	/s/ C.P. Mahon
	Name:	C.P. Mahon
	Title:	Director

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Lender
By:	/s/ Eugene F. Martin
	Name:	Eugene F. Martin
	Title:	Vice President

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

NATEXIS BANQUES POPULAIRES, as Co-Documentation Agent
By:	/s/Renaud d'Herbes
	Name:	Renaud d'Herbes
	Title:	Senior Vice President/Regional Manager

By:	/s/Timothy Polvado
	Name:	Timothy Polvado
	Title:	Vice President/Group Manager

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: SOVEREIGN BANK, as Lender
By:	/s/ Daniel M. Grondin
	Name:	Daniel M. Grondin
	Title:	Senior Vice President

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: LCM I LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC as Collateral Manager

By:	/s/ Alexander B. McKenna
	Name:	Alexander B. McKenna
	Title:	Portfolio Manager

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: LCM II LIMITED PARTNERSHIP
By:	Lyons Capital Management LLC as Collateral Manager

By:	/s/ Alexander B. McKenna
	Name:	Alexander B. McKenna
	Title:	Portfolio Manager

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: LCM III Ltd.
By:	Lyon Capital Management LLC As Collateral Manager

By:	/s/ Alexander B. McKenna
	Name:	Alexander B. McKenna
	Title:	Portfolio Manager

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: LCM IV Ltd.
By:	Lyon Capital Management LLC As Collateral Manager

By:	/s/ Alexander B. McKenna
	Name:	Alexander B. McKenna
	Title:	Portfolio Manager

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: WATERVILLE FUNDING LLC
By:	/s/Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: OSP FUNDING LLC
By:	/s/Kristi Milton
	Name:	Kristi Milton
	Title:	Assistant Vice President

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: KC CLO II PC
By:	/s/S. Martin
	Name:	S. Martin

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: WB Loan Funding 5, LLC
By:	/s/Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

LENDER: WB Loan Funding 4, LLC
By:	/s/Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Grand Central Asset Trust, BDC Series
By:	/s/Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: LightPoint CLO IV, Ltd.
By:	/s/Colin Donlan
	Name:	Colin Donlan
	Title:	Director

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: VERITAS CLO II, LTD.
By:	/s/John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Lehman Commercial Paper Inc.
By:	/s/Frank P. Turner
	Name:	Frank P. Turner
	Title:	Vice President

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: UBS Loan Finance LLC
By:	/s/Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

Banking Products Services, US
By:	/s/Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

LENDER: JPMorgan Chase Bank, NA
By:	/s/Henry W. Centa
	Name:	Henry W. Centa
	Title:	Senior Vice President

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER:
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
SUFFIELD CLO LIMITED

By: Babson Capital Management LLC as Collateral
Manager

By:	/s/Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser

By:	/s/Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED By: Babson Capital Management LLC as Investment Manager

By:	/s/Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

BILL & MELINDA GATES FOUNDATION By: Babson Capital Management LLC as Investment Adviser

By:	/s/Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: RiverSource Bond Series, Inc. RiverSource Floating Rate Fund

By:	/s/Lynn A. Hopton
	Name:	Lynn A. Hopton
	Title:	Senior Managing Director

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Centurion CDO II, Ltd. By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Centurion CDO VI, Ltd. By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Centurion CDO VII, Ltd. By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Centurion CDO 8, Limited. By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Centurion CDO 9, Ltd. By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Centurion CDO 10, Limited By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Centurion CDO XI, Limited By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Ocean Trust By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: Sequils-Centurion V, Ltd. By: RiverSource Investments, LLC As Collateral Manager

By:	/s/Traci D. Garcia
	Name:	Traci D. Garcia
	Title:	Business Analyst II

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

LENDER: FRANKLIN CLO IV, LIMITED FRANKLIN CLO V, LIMITED
By:	/s/Guang Yu
	Name:	Guang (Alex) Yu
	Title:	Authorized Signatory

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

Exhibit 10.1
EXECUTION COPY
CONSENT
Dated as of July 31, 2006
     Reference is made to (a) Amendment No. 1 and Consent to the Credit Agreement and Amendment No. 1 to the Guarantee and Collateral Agreement, dated as of July 31, 2006 (collectively, the “Amendment”), (b) the Credit Agreement dated as of October 17, 2005 (the “Credit Agreement”) among FR X Chart Holdings LLC, a Delaware limited liability company (“Holdings”), Chart Industries, Inc., a Delaware corporation (the “Borrower”), as successor in interest to CI Acquisition, Inc., the Lenders party thereto, Citicorp North America, Inc. (“CNAI”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as collateral agent (the “Collateral Agent”) for the Lenders, Morgan Stanley Senior Funding, Inc. (“MS”), as Syndication Agent, Citigroup Global Markets Inc., and MS, as Joint Lead Arrangers and Joint Book Managers, and Natexis Banques Populaires and Sovereign Bank, as Co-Documentation Agents and (c) the other Loan Documents referred to thereof. Capitalized terms not otherwise defined in this Consent have the same meanings as specified in the Credit Agreement.
     The undersigned, as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed as of the Amendment No. 1 Effective Date (as defined in the Amendment), except that, on and after the Amendment No. 1 Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment.
     This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.
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Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

CHART INDUSTRIES, INC. as Borrower and a Guarantor (in each capacity)
By:	/s/ Michael F. Biehl
	Name:	Michael F. Biehl
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

CHART INC.
CAIRE INC.
CHART ENERGY & CHEMICALS, INC.
CHART COOLER SERVICE COMPANY, INC.
(f/k/a COOLTEL, INC.)
CHART INTERNATIONAL HOLDINGS, INC.
CHART ASIA, INC.
CHART INTERNATIONAL, INC.,
each as a Guarantor

By:	/s/ Michael F. Biehl
	Name:	Michael F. Biehl
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

Exhibit 10.1
EXECUTION COPY
ANNEX I
Schedule 2.01 to the Credit Agreement
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

SCHEDULE 2.01
REVOLVING FACILITY COMMITMENTS

Name of Lender	Existing	New Revolving	Total	L/C
	Revolving	Facility	Revolving	Commitment
	Facility	Commitment	Facility
	Commitment		Commitment
	($)	($)	($)	($)
Natexis Banques Populaires	15,000,000	10,000,000	25,000,000
Citicorp North America, Inc.	15,000,000	5,000,000	20,000,000	60,000,000
JPMorgan Chase Bank, N.A.		20,000,000	20,000,000	55,000,000
Sovereign Bank	15,000,000		15,000,000
Morgan Stanley Senior Funding, Inc.	1,000,000	10,000,000	11,000,000
Black Diamond CLO 2006-1 (Cayman) Ltd.	10,000,000		10,000,000
Lehman Brothers Commercial Bank		5,000,000	5,000,000
UBS Loan Finance LLC		5,000,000	5,000,000
Centurion CDO VII, Ltd.	2,000,000		2,000,000
Centurion CDO 8, Limited	1,000,000		1,000,000
Sequils-Centurion V. Ltd.	1,000,000		1,000,000
TOTAL COMMITMENTS	60,000,000	55,000,000	115,000,000	115,000,000

Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement

SCHEDULE 2.01
TERM B LOAN FACILITY AND SWING LINE COMMITMENTS
Refer to Register for Lenders and Commitments.
Chart Industries, Inc.
Amendment No. 1 to the Credit Agreement